Stock-Based Compensation	12 Months Ended
Dec. 31, 2021
Share-based Payment Arrangement [Abstract]
Stock-Based Compensation
12.	STOCK-BASED COMPENSATION
2014 Equity Incentive Plan
In June 2014, the Company adopted the 2014 Equity Incentive Plan (the “2014 Plan”), which provided for the issuance of incentive stock options, nonstatutory stock options, stock appreciation rights, and restricted stock to eligible participants. Options granted under the Plan may be either incentive stock options or nonqualified stock options. Incentive stock options (ISO) may be granted only to the Company’s employees (including officers and directors). Nonqualified stock options (NSO) may be granted to the Company’s employees and consultants.
Under the Plan, options to purchase common stock awards were granted at no less than 100% of the fair value of the Company’s common stock on the date of the grant, as determined by the board of directors (100% of fair value for incentive stock options and 110% of fair value in certain instances). All options granted through December 31, 2021 and 2020 have been at 100% of the fair value of the Company’s common stock. Options generally vest with respect to 25% of the shares one year after the options’ vesting commencement date, and the remainder vest in equal monthly installments over the following 36 months or the entire options vest in equal monthly installments over 48 months. Options generally vest over a four-year period and must be exercised within ten years after grant. In the event of voluntary or involuntary termination of employment with the Company for any reason, with or without cause, all unvested options are forfeited and all vested options must be exercised within a
90-day
period or they are forfeited, although the board of directors can approve an extension of the exercise period beyond the 90 day limit. The Company has not granted any stock appreciation rights as of December 31, 2021 and 2020.
Upon adoption of the 2021 Equity Incentive Plan, the 2014 Plan was terminated, and no further grants will be made under the 2014 Plan. Any awards granted under the 2014 Plan will remain subject to the terms of the 2014 Plan and the applicable award agreement.
2021 Equity Incentive Plan
In October 2021, the Company adopted the 2021 Equity Incentive Plan, which provided for the issuance of incentive stock options, nonstatutory stock options, stock appreciation rights, and restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to eligible participants. Options granted under the Plan may be either incentive stock options or nonqualified stock options. Incentive stock options (ISO) may be granted only to the Company’s employees (including officers and directors). Nonqualified stock options (NSO) may be granted to the Company’s employees and consultants.
As of December 31, 2021, only restricted stock units have been granted under the 2021 Plan. A restricted stock unit award may be settled by cash, delivery of shares of the Company’s common stock, a combination of cash and shares as determined by the board of directors, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement or by the board of directors, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.
2021 Employee Stock Purchase Plan
In October 2021, the Company adopted the 2021 Employee Stock Purchase Plan (the “ESPP”). The ESPP will allow eligible employees to purchase shares of the Company’s common stock at a discounted price, through payroll deductions of up to IRS allowable limit per calendar year. Once an offering date to purchase shares has been established, the purchase price will be set at the lower of (i) an amount equal to 85% of the fair value of the shares of the Company’s common stock on the offering date or (ii) 85% of the fair value of the shares of the Company’s common stock on the applicable purchase date. As of December 31, 2021, the Company has not granted any purchase rights under the ESPP.

The Company recognized stock-based compensation expense on all awards in the following categories in the consolidated statement of operations and comprehensive loss for the years ended December 31, 2021 and 2020 (in thousands):

	Years Ended December 31,
	2021	2020
Cost of revenue	$239	$34
Operations and technology	1,248	631
General and administrative	9,071	1,084

Total stock-based compensation expense	$10,558	$1,749

Stock Options
A summary of the status of the stock options (retroactively restated to reflect the exchange ratio of as described in Note 3) as of December 31, 2021 and 2020, and changes during the years then ended are presented below (in thousands except share and per share amounts):

	Number of Shares	Weighted Average Exercise Price	Remaining Contractual Term (In Years)	Aggregate Intrinsic Value
Balance at January 1, 2020	7,450,921	$1.68	8.49	$6,783
Options granted	1,457,219	2.59
Options exercised	(276,325)	1.19
Options cancelled	(751,083)	2.15

Balance at December 31, 2020	7,880,732	1.82	7.71	$51,134
Options granted	3,524,789	9.02
Options exercised	(1,207,353)	1.49
Options cancelled	(1,354,871)	5.84

Balance at December 31, 2021	8,843,297	4.12	6.75	$16,632

Options exercisable as of December 31, 2021	5,288,359	2.27

Vested and expected to vest—December 31, 2021	8,843,297	$4.12

The weighted-average grant date fair value of options granted during the years ended December 31, 2021 and 2020 was $9.02 and $2.59, respectively. The total intrinsic value of options exercised during the years ended December 31, 2021 and 2020 was $9.5 million and $1.0 million respectively.
The Company records compensation expense on a straight-line basis over the vesting period. As of December 31, 2021 and 2020, there was approximately $14.1 million and $3.7 million, respectively, of total unrecognized stock-based compensation expense related to unvested employee options, which is expected to be recognized over a weighted-average period of 2.9 years and 2.5 years, respectively.

Restricted Stock Units (RSU)
The following table summarizes information pertaining to RSUs during the year-ended December 31, 2021 (in thousands, except for weighted-average grant-date fair value):

	Number of RSUs	Weighted- Average Grant Date Fair Value per Share
Balance at December 31, 2020	—	$—
Granted	5,651,274	5.58
Released	—	—
Cancelled/forfeited	(52,526)	10.05

Balance at December 31, 2021	5,598,748	$5.54

The fair value of the RSUs is based on the market value of the underlying shares at the date of grant. The RSU grants’ vesting periods are either subject to both a service and performance-based condition or only a service-based condition. The service-based vesting requirements are satisfied either: a) 25% vesting on the first anniversary of the vesting commencement date, and the remaining 75% vesting in substantially equal quarterly in stallments for three years thereafter; b)
one-third
vesting on each of the first three
anniversaries

of the vesting commencement date; or c) awards vest in substantially equal quarterly installments for four years following the vesting start date, all subject to continued service through each vesting date. The performance-based vesting conditions was satisfied upon the occurrence of a liquidity event, which was consummation of the Merger (Note 3).
The Company recognized stock-based compensation expense related to RSUs amounting to $3.3 million and $0 for the years ended December 31, 2021 and 2020, respectively.
As of December 31, 2021, there was a total of $27.3 million of unrecognized stock-based compensation expense related to RSUs as the service-based condition has not been met.